Exhibit 99.1

FOR IMMEDIATE RELEASE

Quality Care Properties Announces Expiration of “Go-Shop” Period and
Qualification of an Excluded Party

Bethesda, MD — June 12, 2018 — Quality Care Properties, Inc. (NYSE: QCP) (“QCP” or the “Company”) today announced that the 45-day “go-shop” period set forth in its merger agreement (the “Merger Agreement”) with Welltower Inc. (NYSE: WELL) (“Welltower”) expired on June 9, 2018 and also announced that it has received from a third party (the “Potential Bidder”) an acquisition proposal (the “Acquisition Proposal”) that QCP’s Board of Directors (the “Board”) has determined could reasonably be expected to lead to a “Superior Offer,” as defined in the Merger Agreement.

During the “go-shop” period, representatives of Goldman Sachs & Co. LLC, financial advisor to QCP, contacted 34 potential parties on behalf of the Company to determine whether they have an interest in making a proposal to acquire the Company.  These parties included a diverse selection of REITs, health care providers, operators and other strategic parties, financial sponsors and non-profit health organizations.  QCP entered into confidentiality agreements pursuant to which it provided confidential information to five of the parties contacted.  As a result of these efforts, QCP received the Acquisition Proposal from the Potential Bidder.  No other parties submitted an acquisition proposal to acquire the Company during the go-shop period.

After consulting with its financial and legal advisors, QCP’s Board determined that the Acquisition Proposal could reasonably be expected to lead to a Superior Offer.  Therefore, the Potential Bidder is an “Excluded Party,” as defined in the Merger Agreement, and QCP is permitted, subject to the provisions of the Merger Agreement, to continue to solicit proposals from, furnish non-public information to, and engage in further discussions and negotiations with, the Potential Bidder.  Following the expiration of the go-shop period, QCP became subject to customary “no shop” provisions other than with respect to the Potential Bidder.  The “no shop” provisions restrict the ability of the Company and its representatives to solicit alternative acquisition proposals from third parties or to provide confidential information to third parties, subject to customary “fiduciary out” provisions.

The Board has not yet determined that the Acquisition Proposal constitutes a Superior Offer under the Merger Agreement.  The Acquisition Proposal provides that the Potential Bidder will need to obtain debt financing and is subject to several conditions, including completion of a due diligence review of QCP and HCR ManorCare, Inc. and the negotiation of a definitive merger agreement.  There can be no assurance that the Acquisition Proposal will ultimately result in a Superior Offer, and discussions and negotiations with the Potential Bidder could terminate at any time.

The Board has not changed its recommendation and continues to recommend that QCP’s stockholders vote to approve the merger with Welltower.

Advisors

Goldman, Sachs & Co. LLC and Lazard are financial advisors to QCP.  Wachtell, Lipton, Rosen & Katz is legal advisor to QCP.

About QCP

Quality Care Properties, Inc. is one of the nation’s largest actively managed real estate companies focused on post-acute/skilled nursing and memory care/assisted living properties. QCP’s properties are located in 29 states and include 257 post-acute/skilled nursing properties, 61 memory care/assisted living properties, a surgical hospital and a medical office building. For more information regarding QCP, visit www.qcpcorp.com.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and other documents relating to the proposed merger on June 6, 2018.  When completed, a definitive proxy statement and a form of proxy card will be filed with the SEC and mailed to the Company’s stockholders.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, www.qcpcorp.com.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed merger transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of shareholders, which was filed with the SEC on April 6, 2018, and in other documents filed by the Company, including on behalf of such individuals, with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Safe Harbor Statement

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the contemplated transactions; the failure to obtain the approval of the Company’s shareholders of the proposed merger transaction; the failure to satisfy any of the other conditions to the completion of the transactions, including conditions related to approval by the U.S. Bankruptcy Court overseeing HCR ManorCare’s Chapter 11 case; the effect of the announcement of the transactions on the ability of the Company to maintain relationships with its partners, tenants, providers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transactions; the ability to meet expectations regarding the timing and completion of the transactions; and other risks and uncertainties described in the Company’s reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 8, 2018 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.qcpcorp.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contacts

Media

Joele Frank, Wilkinson Brimmer Katcher

Andrew Brimmer / Aaron Palash

(212) 355-4449